
                   NOTICE OF GUARANTEED DELIVERY OF SHARES OF
           TELE-COMMUNICATIONS, INC. SERIES B TCI GROUP COMMON STOCK

     This form or one substantially equivalent hereto must be used to tender shares of Tele-Communications, Inc. Series B TCI Group Common Stock, par value
$1.00 per share ("Series B TCI Group Common Stock"), pursuant to the Series B
Exchange Offer described in the Offering Circular of Tele-Communications, Inc., a Delaware corporation, dated August 7, 1997 (the "Offering Circular"), if certificates for such shares of Series B TCI Group Common Stock are not immediately available or time will not permit the Letter of Transmittal and other required documents to reach the Exchange Agent on or prior to 5:00 p.m., New York City time, on September 10, 1997, unless the Series B Exchange Offer is extended (such date as may be extended from time to time, the "Expiration
Date"). This form may be delivered by hand, mail, telegram, telex or facsimile transmission to the Exchange Agent. See the information under "THE EXCHANGE
OFFERS -- Procedure for Tendering -- Guaranteed Delivery" in the Offering
Circular.

                            TO: THE BANK OF NEW YORK

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
           BY MAIL:                 FACSIMILE TRANSMISSION:      BY HAND OR OVERNIGHT COURIER:
 Tender & Exchange Department     (for Eligible Institutions     Tender & Exchange Department
        P.O. Box 11248                       Only)                    101 Barclay Street
     Church Street Station              (212) 815-6213            Receive and Deliver Window
 New York, New York 10286-1248                                     New York, New York 10286

                          FOR CONFIRMATION TELEPHONE:
                                 (800) 507-9357

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

Ladies and Gentlemen:

     The undersigned, upon the terms and subject to the conditions set forth in the Offering Circular of Tele-Communications, Inc. (the "Company"), dated August
7, 1997 (the "Offering Circular"), and the related Letter of Transmittal
(collectively, the "Series B Exchange Offer"), receipt of which are hereby acknowledged, hereby tenders to the Company the shares of Series B TCI Group
Common Stock listed below pursuant to the guaranteed delivery procedures set forth under "THE EXCHANGE OFFERS -- Procedure for Tendering -- Guaranteed
Delivery" in the Offering Circular.

 Number of Shares of Series B TCI Group Common Stock Tendered: ________________

                       THE BOXES BELOW MUST BE COMPLETED

Signature(s):

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Name(s) of Record Holder(s):

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                    Please Print
Address:
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                      Zip Code
Area Code and
Tel. No.
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                          IDENTIFICATION OF SHARES OF
                 SERIES B TCI GROUP COMMON STOCK TO BE TENDERED

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
        Series B               No. of Shares of       If shares of Series B TCI Group
       TCI Group                   Series B           Common Stock will be tendered by
Common Stock Certificate    TCI Group Common Stock    book-entry transfer, check the
   No. (if available)           to be Tendered        appropriate box below:
------------------------    ----------------------    [ ] The Depository Trust Company
------------------------    ----------------------    [ ] Philadelphia Depositary Trust
------------------------    ----------------------    Account Number
------------------------    ----------------------    ----------------------------

                              GUARANTEED DELIVERY
                   (Not to be used for signature guarantees)

     The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States, hereby guarantees that the Exchange Agent will receive (i) certificates for such number of shares of Series B TCI Group Common Stock as indicated above, in proper form for transfer, or a Book-Entry Confirmation of the book-entry transfer of such shares of Series B TCI Group Common Stock into the Exchange Agent's account at one of the Book-Entry Transfer Facilities, (ii) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees (or, in the case of book-entry transfers, an Agent's Message), and (iii) any other documents required by the Letter of Transmittal, all within three Nasdaq trading days after the date of execution of this Notice of Guaranteed Delivery set forth below (each of such capitalized terms, as defined in the Offering Circular).

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                      Name of Firm

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                  Authorized Signature

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                  Name (Please Print)

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                          Title

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                         Address

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                         Zip Code

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               Area Code and Telephone No.

Date: _____________, 1997

NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF SERIES B TCI GROUP COMMON STOCK
      WITH THIS FORM. SUCH CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.